Exhibit 99.4


                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Statement on Schedule 13D with respect to the beneficial ownership of shares of Common Stock of Chiron Corporation is filed jointly, on behalf of each of them. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated:  April 3, 2006

                                  NOVARTIS BIOTECH PARTNERSHIP,
                                  INC.
                                  By: /s/ Wayne P. Merkelson
                                     -----------------------------------
                                     Name: Wayne P. Merkelson
                                     Title: Vice President


                                  NOVARTIS CORPORATION

                                  By: /s/ George Miller
                                     -----------------------------------
                                     Name: George Miller
                                     Title: General Counsel

                                  NOVARTIS PHARMA AG

                                  By: /s/ Thomas Werlen
                                     -----------------------------------
                                     Name: Thomas Werlen
                                     Title: Group General Counsel

                                  By: /s/ Urs Baerlocher
                                     -----------------------------------
                                     Name: Urs Baerlocher
                                     Title: Head Legal and General Affairs


                                  NOVARTIS AG

                                  By: /s/ Bruno Heynen
                                     -----------------------------------
                                     Name: Bruno Heynen
                                     Title: Corporate Secretary

                                  By: /s/ Urs Baerlocher
                                     -----------------------------------
                                     Name: Urs Baerlocher
                                     Title: Head Legal and General Affairs